UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2005

URANIUM RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 South Edmonds, Suite 108, Lewisville, TX		75067
(Address of principal executive offices)		Zip Code

(972) 219-3330

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 28, 2005, the Registrant issued a press release regarding its financial results for the quarter ended March 31, 2005, and for the fiscal years ended December 31, 2004 and December 31, 2003.  The press release included restated financial results for these periods.  A copy of the press release is attached hereto as Exhibit 99.1.

On July 28, 2005, the Registrant filed its Second Amended Annual Report on Form 10-KSB for the calendar year ended December 31, 2004, which included restated financial statements for 2004 and 2003.

On July 28, 2004, the Registrant also filed an amended Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, which included restated financials for the periods presented.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1 Press Release dated July 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date: July 28, 2005	/s/ Paul K. Willmott
Paul K. Willmott
President, Chief Executive Officer
and Chairman of the Board of Directors

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 28, 2005